Exhibit 99.1

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 31st day of December, 2008, by and among Defense Industries International, Inc, a company organized under the laws of the State of Nevada (“Defense”), Achidatex Ltd., a company organized under the laws of the State of Israel, company No. 510477839 (“Achidatex”), Mr. Avraham Hatzor, Israeli I.D. 007967375 (“Hatzor”), Mr. Fredy Daviedowitz, Israeli I.D. 001361476 (“Fredy”) and Mr. Shmuel Daviedowitz, Israeli I.D. 001361492 (“Shmuel”. Hatzor, Fredy and Shmuel together are the “Sellers”).

Defense, Achidatex and the Sellers shall be referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

        WHEREAS, the Sellers are the sole shareholders of Achidatex; and

        WHEREAS, Achidatex is the holder and owner of 980,931 shares of common stock US$ 0.0001 par value per share of Defense (the “Common Stock” and the “Achidatex Shares,” respectively); and

        WHEREAS, the Sellers individually are the holders and owners of 69,069 shares of Common Stock (the “Sellers Shares”),with each Seller being a holder and owner of 23,023 shares of Common Stock; and

        WHEREAS, the Sellers and Achidatex desire to sell, and Defense desires to purchase from the Sellers and Achidatex the Sellers Shares and the Achidatex Shares, respectively (the Sellers Shares and the Achidatex Shares and together the “Defense Shares”), subject to and under the terms and conditions set forth herein; and

        WHEREAS, the Sellers are the holders and owners of 240 Management Shares NIS 0.1 par value of Achidatex Nazareth Elite (1977) Ltd (“ANE” and the “Management Shares,” respectively), with each Seller being the holder and owner of 80 Management Shares; and the Sellers are the holders and owners of 801,360 Ordinary Shares NIS 1 par value of ANE (the “Ordinary Shares”), with each Seller being the holder and owner of 267,120 Ordinary Shares (the Management Shares and the Ordinary Shares (together the “ANE Shares”); and

        WHEREAS, Defense, through Export Erez USA, Inc. (“Export”), a wholly owned subsidiary of Defense, and the Sellers are the sole shareholders of ANE; and

        WHEREAS, the Sellers desire to sell, and Defense (and/or Export, upon Defense sole discretion) desires to purchase from the Sellers the ANE Shares, subject to and under the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the Parties mutually agree as follows:

1.	Purchase of the Defense Shares.

Subject to the terms and conditions of this Agreement, Achidatex and the Sellers hereby agree to sell and Defense agrees to purchase the Defense Shares, as follows:

1.1.	Achidatex hereby agrees to sell to Defense and Defense agrees to purchase from Achidatex the Achidtaex Shares.

1.2.	The Sellers hereby agree to sell to Defense and Defense agrees to purchase from the Sellers the Sellers Shares, each Seller selling 23,023 shares of Common Stock.

1.3.	Following the purchase of the Defense Shares by Defense, the Sellers and Achidatex shall no longer be shareholders of Defense.

2.	Purchase of the ANE Shares.

Subject to the terms and conditions of this Agreement, the Sellers hereby agree to sell to Defense and Defense agrees to purchase from the Sellers the ANE Shares, as follows:

2.1.	The Management Shares, each Seller selling 80 Management Shares.

2.2.	The Ordinary Shares, each Seller selling 267,120 Ordinary Shares.

2.3.	Following the purchase of the ANE Shares by Defense, the Sellers shall no longer be shareholders of ANE and Defense shall be the sole shareholder of ANE.

3.	The Consideration

In consideration for the purchase of the Defense Shares and the ANE Shares, Defense shall pay Achidatex and the Sellers at the Closing Date, as defined in Section 6 below, the following sums:

3.1.	US$ 0.30 per share in consideration for the purchase of the Defense Shares, for a total purchase price of US$ 315,000.

Defense shall pay each of the Sellers the sum of US$ 6,906.90 in consideration for each Sellers’ portion of the Sellers Shares (the “Sellers Consideration”) and shall pay Achidatex the sum of US$ 294,279.30 in consideration for the Achidatex Shares (the “Achidatex Consideration”).

3.2.	The total purchase price of US$ 885,000 for the purchase of the ANE Shares (the “ANE Consideration”) which will be distributed equally among each of the Sellers – US$ 295,000 each.

At the Closing Date of this agreement the actual payment to the Sellers and to Achidatex shall be made in US$ by wire transfer to their respective bank accounts (details of which will be given in writing to Defense at least 48 hours before the Closing Date), banker’s cheque, or such other form of payment as is mutually agreed upon by the Parties.

4.	Representations and Warranties of the Sellers and Achidtax to Defense

Each of the Sellers and Achidatex hereby, jointly and not separately, represent, warrant and undertake to Defense the following representations and warranties are true and correct as of the date hereof:

4.1.	Ownership of Shares.

4.1.1.	As of the date of this Agreement the Sellers’ and Achidatex’s holdings in Defense are as follows:

(i)	Achidatex – 980,931 shares of Common Stock.

(ii)	Hatzor – 23,023 shares of Common Stock.

(iii)	Fredy – 23,023 shares of Common Stock.

(iv)	Shmuel – 23,023 shares of Common Stock.

4.1.2.	As of the date of this Agreement the Sellers holdings in ANE are as follows:

(i)	Hatzor – 80 Management Shares and 267,120 Ordinary Shares.

(ii)	Fredy – 80 Management Shares and 267,120 Ordinary Shares.

(iii)	Shmuel – 80 Management Shares and 267,120 Ordinary Shares.

4.1.3.	The Sellers and Achidatex are the registered owners of the Sellers Shares, the ANE Shares and the Achidatex Shares, respectively, and they are the sole owners of such shares holding any and all rights emanating from or connected to the such shares.

4.1.4.	The Defense Shares and the ANE Shares are free and clear of all liens, charges, attachments, encumbrances and any third party rights. The Sellers and Achidatex further warrant and undertake that no third party was granted by any of them or is entitled to, in any manner whatsoever, by law and/or by any agreement, promise, assignment or otherwise, any rights, complete or partial, in the Defense Shares and/or the ANE Shares or in any rights, payments and/or benefits, emanating from such shares or connected to such shares.

4.2.	Authorization. All action on the part of Achidatex and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all its obligations hereunder, and the authorization sale and delivery of the Achidatex Shares hereunder has been duly taken and is in full force and effect and were approved in accordance with Achidatex’s bylaws.

This Agreement constitutes the valid and legally binding obligations of Achidatex and of each of the Sellers, enforceable in accordance with its terms. To Achidatex’s and the Sellers’ knowledge, no consent, approval, order, license, permit, action by, or authorization of or designation, declaration, or filing with any governmental authority on the part of Achidatex and/or any of the Sellers is required in connection with the valid execution, delivery and performance of this Agreement and the transfer, sale and delivery of the Defense Shares and/or the ANE Shares, respectively, in accordance with this Agreement. Furthermore, no consent or approval is required on the part of Achidatex and/or any of the Sellers from any other third party for the authorization, execution, delivery and performance of this Agreement and the authorization, transfer, sale and delivery of the Defense Shares and/or of the ANE Shares, respectively, in accordance with this Agreement.

4.3.	Representations and Warranties at Closing Date. The representations and warranties of the Sellers and Achidatex shall be true and correct when made and as of the Closing Date, as defined in Section 6, with the same effect as though made on and as of the date hereof.

5.	Representations and Warranties of Defense.

Defense hereby represents and warrants to the Sellers and to Achidatex that it has duly executed and delivered this Agreement, which is a valid and binding agreement of Defense and was approved in accordance with the Defense’s bylaws. The representations and warranties of Defense shall be true and correct when made and as of the Closing Date, as defined in Section 6, with the same effect as though made on and as of the date hereof.

6.	Transfer of the Shares and Closing.

Not later than January 15th, 2009 or at such other time and place as the Parties will mutually agree (“Closing Date”), the following actions will be taken and shall be considered as taken simultaneously and the occurrence or completion of any such transaction or action, no transaction shall be deemed to have been completed and no action shall be deemed as taken or document delivered unless and until all have been taken, delivered and completed:

6.1.	The Sellers shall (i) sign stock powers regarding the transfer of the Sellers Shares to Defense in consideration of the Sellers Consideration; and (ii) return to Defense share certificates in the amount of the Sellers Shares; and (iii) sign transfer of share deeds regarding the transfer of the ANE Shares to Defense in consideration of the ANE Consideration.

6.2.	Achidatex shall (i) sign a stock power regarding the transfer of the Achidatex Shares to Defense in consideration of the Achidatex Consideration; and (ii) return to Defense share certificates in the amount of the Achidatex Shares;

6.3.	Hatzor shall resign as director of ANE and sign a waiver in favour of ANE in the form attached as Schedule 6.3; Defense hereby undertakes to include Hatzor in Achidatex’s directors and officers liability insurance for a period of no less than two (2) years from the Closing date;

6.4.	Defense shall pay (i) each of the Sellers the Sellers Consideration in consideration of the Sellers Shares, as provided in Section 3.1; and (ii) each of the Sellers his portion of the ANE Consideration in consideration of the ANE Shares, as provided in Section 3.2; and (iii) Achidatex the Achidatex Consideration in consideration of the Achidatex Shares, as provided in Section 3.1;

6.5.	Defense shall furnish the Sellers and Achidatex with a legal opinion stating that there is no legal prevention what so ever from Defense to purchase the Defense Shares (the “Legal Opinion”) in the form attached hereto as Schedule 6.5.

6.6.	Defense hereby undertakes to release the Sellers and/or Achidatex from all guarantees and/or securities given and/or granted by the Sellers and/or Achidatex, respectively, in relation to Defense and/or ANE, including, without limitation, the guarantees and/or securities listed in Schedule 6.6 attached to this Agreement (the “Guarantees and Securities”), and shall be liable for all Guarantees and Securities. Defense undertakes to sign the necessary documents required to effectuate said release from the Guarantees and Securities. Defense shall make its best efforts to release the Guarantees and Securities within 90 days following the Closing Date.

7.	Indemnification; Remedies.

7.1.	Survival. The representations and warranties made by Achidatex and the Sellers in Section 4 and by Defense in section 5 of this Agreement shall survive the date of this Agreement for a period of two (2) years).

7.2.	Indemnification by Achidatex and the Sellers. Subject to the limitations set forth in Section 7.3 below, Achidatex and the Sellers, jointly and not severally, shall indemnify and hold harmless Defense and its respective, directors, officers and representatives (collectively, the “Indemnified Persons”), and will reimburse the Indemnified Persons for any loss, liability, claim, damage, expense (including reasonable attorneys’ fees) (collectively, the “Damages”), arising from or in connection with any misrepresentation or breach of warranty of Achidatex and/or the Sellers, specified in Section 4 (collectively, a “Misrepresentation”). In any case, such Damages will not exceed the consideration paid by Defense to the Sellers and Achidatex in accordance with Section 3.

7.3.	Limitation. No claims shall be asserted under this Section unless the aggregate amount claimed is in excess of US$ 20,000, in which event a claim may be submitted for the entire amount at issue and Achidatex and/or the Sellers shall be liable from the first dollar amount of any such claim.

The above limitation shall not apply with respect to fraud or intentional Misrepresentation.

8.	Confidentiality

The Sellers and Achidatex hereby undertake to hold in confidence all information concerning Defense and/or ANE (the “Companies”), which under the circumstances would be deemed confidential or classified as such, with respect to the Companies’ business, financial, commercial and technical information, including without limitation, information pertaining to the Companies’ technology, products and know-how, operations and plans, including such information provided to the Sellers and/or Achidatex prior to execution hereof or to which it was exposed (“Confidential Information”); shall not disclose Confidential Information without Defense’s prior written consent and shall not use Confidential Information for any purpose whatsoever without the Defens’s prior written consent.

The confidentiality obligation shall not apply, to information which the Sellers and/or Achidatex can prove by written record: (i) is or becomes generally available to the public other than by reason of breach of the confidentiality undertaking under this agreement; (ii) was or shall have been lawfully transmitted or disclosed to the Sellers and/or Achidetx by a third party; or (iii) is properly required by law, regulation, or court order or other judicial decree to be disclosed by the Sellers and/or Achidatex; provided, however, that, to the extent reasonably feasible, the Sellers and/or Achidatex shall provide Defense with advance written notice of any such required disclosure and; and provided further that the Sellers and/or Achidatex will make such disclosure only to the extent the disclosure is required.

9.	Termination Fee

In the event that Defense shall breach its obligations to pay the Sellers and/or Achidatex the consideration or any part of as provided in Section 6.4, then, in addition to any other remedies available to the Sellers and/or Achidatex by applicable law, Defense shall pay the Sellers a lump sum equal to US$ 180,000 as a termination fee.

10.	Miscellaneous.

10.1.	Entire Agreement; Binding Effect. This Agreement, the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof, and no party shall be liable or bound to any other Party in any manner by any warranties, representations or covenants with respect to such subject matter, except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement replaces and nullifies any previous document signed between the parties in relation to the said transaction.

10.2.	Counterparts and Signature by Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any Party for purposes of execution or otherwise is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any Party, any facsimile or telecopy document shall be re-executed in original form by the Parties who executed the facsimile or telecopy document. No Party may raise the use of a facsimile machine or the fact that any signature was transmitted through the use of a facsimile machine as a defense to the enforcement of this Agreement or any notice required thereof.

10.3.	Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

10.4.	Notices. Any notice provided to the parties herein shall be in writing, to such party’s address set forth in Schedule 10.4 attached hereto and shall be effective (i) if mailed (via registered mail), 5 business days after mailing, (ii) if sent by messenger, upon delivery, and (iii) if sent via facsimile, on the first business day following transmission and electronic confirmation of receipt.

10.5.	Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10.6.	Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

10.7.	Governing Law and Jurisdiction. All disputes arising under this Agreement or in connection with the transactions hereunder shall be resolved between the Parties in good faith, however, if these efforts fail the dispute shall be resolved in accordance with the laws of the State of Israel excluding that body of law pertaining to conflict of law. The competent courts of Tel Aviv shall have sole and exclusive jurisdiction over any issue arising out of or in connection with this Agreement.

10.8.	Assignment. Neither of the parties to this Agreement may assign any of its rights and/or obligations in accordance with this Agreement without the prior written consent of the other parties; without derogating from the above, it is agreed that Defense may purchase the ANE through Export upon its discretion. In such case, it shall continue to be liable all its obligation in accordance with this agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Share Purchase Agreement as of the date first above written.

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Defense Industries International, Inc		Achidatex Ltd

By: ————————————————		By: ————————————————

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Avraham Hatzor	Fredy Daviedowitz	Shmuel Daviedowitz